UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

MONDELĒZ INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SHAREHOLDER ENGAGEMENT Spring 2022

FORWARD-LOOKING STATEMENTS This presentation contains a number of forward-looking statements. Words, and variations of words, such as “will,” “expect,” “may,” ”position” and similar expressions are intended to identify our forward-looking statements, including, but not limited to, statements about: our future performance, including our future revenue growth; our strategy to accelerate consumer-centric growth, drive operational excellence and create a winning growth culture; and our environmental, social and governance strategies, goals and initiatives. These forward-looking statements involve risks and uncertainties, many of which are beyond our control, and many of these risks and uncertainties are currently amplified by and may continue to be amplified by the COVID-19 pandemic, including the spread of new variants of COVID-19 such as Omicron. Important factors that could cause our actual results to differ materially from those described in our forward-looking statements include, but are not limited to, the impact of ongoing or new developments in the war in Ukraine, related current and future sanctions imposed by governments and other authorities, and related impacts on our business, growth, reputation, prospects, financial condition, operating results (including components of our financial results), cash flows and liquidity; uncertainty about the effectiveness of efforts by health officials and governments to control the spread of COVID-19 and inoculate and treat populations impacted by COVID-19; uncertainty about the reimposition or lessening of restrictions imposed by governments intended to mitigate the spread of COVID-19 and the magnitude, duration, geographic reach and impact on the global economy of COVID-19; the ongoing, and uncertain future, impact of the COVID-19 pandemic on our business, growth, reputation, prospects, financial condition, operating results (including components of our financial results), cash flows and liquidity; risks from operating globally including in emerging markets; changes in currency exchange rates, controls and restrictions; volatility of commodity and other input costs and availability of commodities; weakness in economic conditions; weakness in consumer spending; pricing actions; tax matters including changes in tax laws and rates, disagreements with taxing authorities and imposition of new taxes; use of information technology and third party service providers; unanticipated disruptions to our business, such as malware incidents, cyberattacks or other security breaches, and our compliance with privacy and data security laws; global or regional health pandemics or epidemics, including COVID-19; competition and our response to channel shifts and pricing and other competitive pressures; promotion and protection of our reputation and brand image; changes in consumer preferences and demand and our ability to innovate and differentiate our products; the restructuring program and our other transformation initiatives not yielding the anticipated benefits; changes in the assumptions on which the restructuring program is based; management of our workforce and shifts in labor availability; consolidation of retail customers and competition with retailer and other economy brands; changes in our relationships with customers, suppliers or distributors; compliance with legal, regulatory, tax and benefit laws and related changes, claims or actions; the impact of climate change on our supply chain and operations; strategic transactions; significant changes in valuation factors that may adversely affect our impairment testing of goodwill and intangible assets; perceived or actual product quality issues or product recalls; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; volatility of and access to capital or other markets, the effectiveness of our cash management programs and our liquidity; pension costs; the expected discontinuance of London Interbank Offered Rates and transition to any other interest rate benchmark; and our ability to protect our intellectual property and intangible assets. There may be other factors not presently known to us or which we currently consider to be immaterial that could cause our actual results to differ materially from those projected in any forward-looking statements we make. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation except as required by applicable law or regulation. ABOUT OUR ESG GOALS Reported performance against our quantitative ESG goals covers the period from January 1, 2021 to December 31, 2021, and includes manufacturing facilities under our direct and indirect control, and excludes acquisitions since 2018, unless stated otherwise. Where quantitative goals are linked to revenue, coverage is for all Mondelēz Internation al revenue (excluding acquisitions since 2018) except Venezuela, for which results are excluded from our consolidated financial statements. Where quantitative goals are linked to operations, coverage is for all operations under the control of our integrated supply chain function (excluding acquisitions since 2018); data for external manufacturing includes estimations. Our 2015 acquisition of Enjoy Life Foods is included only in our reporting for our packaging innovation goal. In addition, historical, current and forward-looking sustainability- related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. The information included in, and any issues identified as material for purposes of, this document may not be considered material for SEC reporting purposes. In the context of this disclosure, the term “material” is distinct from, and should not be confused with, such term as defined for SEC reporting purposes. NON-GAAP FINANCIAL MEASURES All results shared with this presentation are non-GAAP unless noted that we are referring to our results on a GAAP basis. Please see GAAP to non-GAAP reconciliations at the end of this presentation for comparable GAAP measures. Refer to the definitions of these measures in our earnings release for Q1 2022 located at www.mondelezinternational.com/investors. 2

MONDELĒZ INTERNATIONAL TO LEAD THE FUTURE OF SNACKING

We are one of the **world's largest snack companies**, with a strong portfolio of brands enjoyed in **over 150 countries**

2021 BUSINESS OVERVIEW

- **9 global brands** and **60+ local jewel brands**
- **~79,000 employees** worldwide
- Snacking is a **$1.2T consumer behavior**

REVENUE BY MARKET AND CATEGORY[1]


North America
28.9%
Europe
38.8%
Latin America
9.8%
AMEA
22.5%


Cheese & Grocery
7%
Beverages
4%
Gum & Candy
10%
$28.7B
2021 NET REVENUES
Biscuits
47%
Chocolate
32%

OUR STRATEGY HAS TRANSFORMED MONDELĒZ INTERNATIONAL INTO A HIGHER GROWTH, MORE AGILE COMPANY

GROWTH

We are accelerating **consumer-centric growth** by taking a broader approach to snacking, balancing our investment across both global and local brands, transforming our marketing and investing in key markets

EXECUTION

We are driving **operational excellence** in sales execution, marketing, and supply chain and generating continuous cost and quality improvement across the business

CULTURE

We are building a **winning growth culture** that leverages local commercial expertise, invests in talent and key capabilities while enabling the business to move with greater speed and agility

1 Revenue breakdowns are based on 2021 net revenues.

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CONSISTENT RESULTS DEMONSTRATE SUSTAINABLE LONG-TERM GROWTH Effective execution of our consumer-led growth strategy led to a strong 2021, positioning Mondelēz International for continued and accelerated growth 1 OVER 4% ORGANIC NET REVENUE CAGR FROM 2018 THROUGH 2021 TOTAL SHAREHOLDER RETURN 18.2% VOLUME-LED PROFiTABLE GROWTH LOCAL-FiRST APPROACH 14.2% Pivoting from a cost and percentage Simplifying model to make decisions margin focus to a volume-led growth closer to the consumer to increase and profit dollar focus clarity and accountability 8.0% CONSUMER-CENTRiC FOCUS ALiGNED INCENTiVES Developing a culture that is consumer- Better aligning our incentives to our strategy to stimulate growth-driving centric and increasingly agile MDLZ Performance Peer S&P 500 behaviors and a winning culture 2 Group Median 4 1 Annualized total shareholder return during Dirk Van de Put’s tenure (11/20/2017 – 12/31/2021). 2 See 2022 Proxy Statement for companies in the Performance Peer Group.

☑ PROPOSAL 1: ELECTION OF THE TEN DIRECTOR NOMINEES

DIVERSE PERSPECTIVES AND EXPERTISE ENABLE STRONG BOARD OVERSIGHT

Our director nominees' **considerable leadership experience at global companies and diverse backgrounds** enable highly effective, independent Board oversight and rigorous decision making



Lewis W.K. Booth
Joined 2012
Former EVP & CFO, **Ford Motor Company**



Charles E. Bunch
Joined 2016
Retired Exec. Chairman, **PPG Industries**



Ertharin Cousin
Joined 2022
Founder, President and CEO, **Food Systems For The Future Institute**



Lois D. Juliber
Joined 2007
Former Vice Chairman & COO, **Colgate-Palmolive Company**



Jorge S. Mesquita
Joined 2012
Former CEO, **BlueTriton Brands**



Jane Hamilton Nielsen
Joined 2021
COO and CFO, **Ralph Lauren**



Christiana S. Shi
Joined 2016
Former President, Direct-to-Consumer, **Nike, Inc.**



Patrick T. Siewert
Joined 2012
Lead Director[1]
Managing Director & Partner, **The Carlyle Group**



Michael A. Todman
Joined 2020
Former Vice Chairman, **Whirlpool Corporation**



Dirk Van de Put
Joined 2017
Chairman & CEO, Mondelēz International

TENURE DIVERSITY[2]


3
3
3
1
0-3 years
4-6 years
7-9 years
10 years+

AGE DIVERSITY[2]


60s
6
50s
1
3
70s

GENDER DIVERSITY


Female
4
6
Male

ETHNIC DIVERSITY


Black
2
8
White

1 Mr. Siewert will become Lead Director following the Annual Meeting.
2 As of March 14, 2022.

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☑ PROPOSAL 1: ELECTION OF THE TEN DIRECTOR NOMINEES

ROBUST BOARD OVERSIGHT OF E&S RISKS AND OPPORTUNITIES

BOARD OF DIRECTORS

- Reviews ESG strategy and progress, including environmental and social sustainability at least twice annually
- Reviews progress against Diversity, Equity & Inclusion goals at least twice annually
- Receives reports from Board committees, including on the topics outlined below

HUMAN CAPITAL MANAGEMENT

Overseen by People & Compensation Committee

The People & Compensation Committee oversees talent sourcing, employee development and diversity policies

Key initiatives and progress include:

1. Published EEO-1 disclosure & DE&I goals
2. Implementing gender equality initiatives throughout business
3. Developing diverse "early career stage" talent
4. Appointed Chief Global Diversity Officer

WORLD-CLASS SAFETY AND SECURITY

Overseen by Audit Committee

The Audit Committee oversees the pursuit of a zero incident, zero defect safety culture, as well as information security and cybersecurity risk management

Key areas of safety and security risk oversight include:

1. Occupational health
2. Personal safety
3. Process safety
4. Information technology and cybersecurity

ENVIRONMENTAL & SOCIAL SUSTAINABILITY

Overseen by Governance, Membership & Sustainability Committee

The Governance, Membership & Sustainability Committee oversees our ESG framework

The Committee oversees policies and programs related to corporate citizenship, environmental & social sustainability, and public policy including:

1. Sustainability & environmental responsibility
2. Food labeling, marketing & packaging
3. Philanthropic & political activities

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☑ PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION FOR OUR LISTED OFFICERS

INCENTIVE COMPENSATION PROGRAMS TARGET STRETCH PERFORMANCE

PAY ELEMENT	VEHICLE	2021 PERFORMANCE METRICS	2021 OUTCOMES
BASE SALARY	Cash	Market competitive to retain key talent	Our 2021 Incentive Plan outcomes reflect our Board's approach to setting targets as **stretch goals**, which would also reflect above average performance within our industry if achieved
ANNUAL INCENTIVE	**100%** At-Risk Cash	**80% Financial Performance Metrics** • Organic Volume Growth (15%) • Organic Net Revenue Growth (15%) • Defined Gross Profit Dollars (30%) • Defined Operating Income (20%) • Free Cash Flow (20%) +/- 30pp market share overlay **20% Strategic Key Progress Indicators (KPIs)** • Includes sustainability/recyclability and other metrics related to growth, execution and culture	• Financial Performance Metrics earned at **89% of target** • Strategic KPIs earned at **100% (corporate), 125% (Europe), 133% (AMEA) of target** • Total annual incentive (for CEO and NEOs) earned at **91%-149%**
LONG-TERM INCENTIVE	**75% Performance Share Units** *3-year cliff vest* *1-year holding requirement post vest*	• 25% Organic Net Revenue Growth • 25% Adjusted EPS Growth • 50% Relative Total Shareholder Return	2019-2021 PSUs earned at **160% of target, reflecting:** • Above target Organic Net Revenue Growth • Above target Adj. EPS growth • 67th percentile annualized relative TSR
	25% Stock Options *3-year ratable vest* *1-year holding requirement after exercise*	**Stock Price**	
	• Cap PSU payout at target if TSR is negative at end of performance period • Above median performance (55th percentile) to achieve target payout on Relative TSR		

ALIGNMENT WITH STRATEGY

Annual KPIs – Growth
- Priority Market Share
- Growth Channel Progress
- Well-being Revenue Growth

Annual KPIs – Execution
- Pricing to Offset COGS
- Productivity
- Recyclability/Sustainability

Annual KPIs – Culture
- Depth of Talent
- Women in Leadership
- Employee Engagement

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☒ PROPOSAL 4: PROPOSAL ON RACIAL EQUITY AUDIT

OUR COMMITMENT TO DIVERSITY, EQUITY AND INCLUSION (DEI)

Mondelēz International takes seriously our commitment to advancing racial equality and diversity, equity and inclusion among our colleagues, culture and communities. We believe our **well-established process and framework** to address racial equality and DEI **already fulfill the objectives of this proposal**

Continuously evolving and enhancing our approach	○ Recently completed third-party Diversity & Inclusion Advisory Review in the US to assess progress *(see slide 11 for details)* ○ Established history of programs addressing racial justice across operations, including 10 years of our Cocoa Life program, which helps improve the livelihoods of cocoa farmers
Strong Board oversight	○ Board conducts bi-annual reviews of DEI strategy with Chief Global Diversity Officer ○ Directors have strong DEI skillsets, including a new director with extensive experience in food equity ○ Robust shareholder engagement, including on DEI topics, with regular Board updates on feedback
Transparent reporting on our progress	○ Disclosure of our racial and gender representation goals and progress, as well as our consolidated EEO-1 statement ○ Regular review and disclosure of gender pay equity globally and racial pay equity in US ○ Each business unit maintains short- and long-term goals on three strategic DEI pillars
Leading in responsible and inclusive marketing	○ Founding member of International Food & Beverage Alliance, with global commitments to the World Health Organization on nutrition and responsible food marketing ○ Board oversight of efforts to promote responsible marketing and improve representation in marketing
Supporting communities through philanthropy and volunteering	○ In 2021, contributed $2.7 million to scholarships, internships and community support to advance racial equality through diversity and inclusion initiatives ○ Colleagues encouraged to engage and drive change through Employee Resource Groups
Direct investment in research and education	○ Working with The Recycling Partnership since 2021 to focus on improving recycling practices in communities through education and direct action; in addition, joined the Film and Flexible Coalition of the organization to expand focus into flexible packaging ○ Our partnership will expand further through the TRP Inclusion Fund where we join their strategic efforts to deliver an equitable recycling system with a goal of providing Black people and people of color equal access to recycling services

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PROPOSAL 4: PROPOSAL ON RACIAL EQUITY AUDIT

BOARD-LEVEL DEI OVERSIGHT AND KEY INITIATIVES

Our Board values diversity, equity and inclusion, and together our Board and People and Compensation Committee provide **robust oversight of our DEI strategy**

BOARD-LEVEL OVERSIGHT

FULL BOARD OVERSIGHT

- Review of DEI strategy, stakeholder interests, risks and progress with our Chief Global Diversity Officer at least twice annually
- Embrace and encourage our DEI culture, including as a signatory to the Board Diversity Action Alliance
- Ensure our Board continues to benefit from the diversity of perspectives provided by directors from diverse backgrounds by actively seeking out women and minority director candidates

+

ROLE OF PEOPLE AND COMPENSATION COMMITTEE

- Review of key human resources policies and practices related to our objectives and programs for diversity
- Review of our performance against our DEI initiatives
- Oversight of DEI priorities, including talent acquisition and development practices and pay equity matters
- Oversight of the incorporation of specific DEI metrics in our executive compensation program

ROLE OF GOVERNANCE, MEMBERSHIP AND SUSTAINABILITY COMMITTEE

- Monitor issues, trends and internal and external factors and relationships, including related to racial equity, that may affect our public image and reputation

KEY INITIATIVES

$1 Billion Goal

Progressing on our goal of $1 billion in diverse supplier spend with minority and women-owned businesses globally by 2024

<1%

Less than 1% difference in pay between men and women according to our 2021 global pay equity analysis;[1] pay for white and non-white employees in the U.S. is at parity

100% Goal

Driving human rights due diligence system coverage in own operations & tier-1 suppliers with goal of 100% by 2025

1 2021 global pay equity analysis conducted with the support of a third-party expert and encompassed 81 countries and over 32,000 salaried employees.

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���� PROPOSAL 4: PROPOSAL ON RACiAL EQUiTY AUDiT BUILDING A DIVERSE WORKFORCE We are committed to a workplace that reflects the diversity of our consumers and aims to attract, develop and nurture 1 diverse talent. In response to investor feedback, we published for the first time our consolidated EEO-1 Report in May 2021 OUR GOALS 2X% 2X% Include specific DEI metrics as a part of By 2024, double % U.S. Black the strategic scorecard within our Annual By 2024, double % of women in representation in management, over 2020 Incentive Plan for our CEO and other leadership roles, over 2018 base base senior leaders At the end of 2021, Black employees At the end of 2021, women held 39% of In 2021 our leadership team continued held 5.1% of U.S. management roles executive leadership roles to work on building a winning culture, (defined as Director and above) as (defined as the Mondelēz Leadership achieving performance ahead of compared to 3.2% at the end of 2020, a Team plus one level below) expectations on DEI in leadership KPIs 1.9 percentage point increase 10 1 Note that the EEO-1 categories are not necessarily representative of how our industry or workforce is organized. 2021 PROGRESS

☒ PROPOSAL 4: PROPOSAL ON RACIAL EQUITY AUDIT

REVIEW OF DIVERSITY & INCLUSION AT MONDELĒZ US

Third-party review of Mondelēz US Diversity & Inclusion (D&I) program, commissioned by Internal Audit

The review found that we have built a strong D&I framework and roadmap and excel within the consumer packaged goods (CPG) industry in terms of Women in Leadership and Black Management representation. Overall, MDLZ was assessed at the 'Established' maturity level in line with the CPG industry average

US D&I PROGRAM MATURITY ASSESSMENT


Basic
Developing
Established
Advanced
Leading
Overall D&I Function
Governance & Operating Model
Talent Acquisition
Talent Management
Learning & Development
Metrics & Reporting
Mondelez Current
CPG Industry Average based on Refinitiv ranking

2021 — CURRENT STRENGHTS

GOVERNANCE & OPERATING MODEL
- Robust D&I governance framework
- Leadership support and alignment with D&I roadmap
- D&I goals established across talent lifecycle

TALENT MANAGEMENT
- Leading D&I programs in place (e.g., D&I impact awards)

LEARNING & DEVELOPMENT
- Quality training content through the D&I learning hub

METRICS & REPORTING
- Quarterly reporting of D&I KPIs

2022+ — KEY OPPORTUNITIES

GOVERNANCE & OPERATING MODEL
- Evaluate D&I resource needs
- Further enable People Managers to advance progress on D&I priorities

TALENT MANAGEMENT
- Continue to set and track D&I objectives
- Consider expanding D&I objective setting to all managerial levels
- Assess for potential equity barriers, if any, in talent lifecycle

METRICS & REPORTING
- Enhance processes & controls for KPI calculation & reporting
- Develop strategy to encourage self-reported data collection

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☒ PROPOSAL 4: PROPOSAL ON RACIAL EQUITY AUDIT

EMPOWERING PEOPLE TO SNACK RIGHT

We define our **ESG goals and progress, including those related to DEI,** through the lens of **Snacking Made Right** and are pursuing our ambition of building a more sustainable snacking company


1
More sustainably sourced **ingredients** from empowered communities[1]
2
Decreasing impact on **climate & landscape**
3
Diversity, equity & inclusion for colleagues, culture & communities
4
Products meeting **evolving snacking needs**
5
Net zero **packaging** waste
6
Strong Governance

BUILDING A MORE SUSTAINABLE SNACKING COMPANY

In May 2022, we plan to publish the 2021 edition of our **Snacking Made Right Report**, highlighting how our **differentiated approach to ESG drives global progress and creates long-term value**

We are constantly evaluating the **impact that major societal issues such as safety, supply security, environmental footprint and consumer well-being** have on our business and use them to shape our strategic initiatives

As we continue building a **more sustainable snacking company**, we remain focused on:

- More sustainably sourced ingredients from empowered communities
- Decreasing impact on climate and landscape
- Diversity, equity and inclusion for colleagues, culture and communities
- Products that meet evolving consumer snacking needs
- Net zero packaging waste and circular pack economy

In September, we successfully launched **our first green bond,** the largest ever in the Packaged and Consumer Good industry at the time of issue. We intend to allocate proceeds to eligible projects that **further our sustainability objectives**

We are tracking adoption of standards such as those published by SASB and TCFD, and **we disclose alignment indexes to SASB and TCFD** on our website

1 Through Cocoa Life Program.

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☒ PROPOSAL 4: PROPOSAL ON RACIAL EQUITY AUDIT

MORE SUSTAINABLE GROWTH THE RIGHT WAY FOR PEOPLE & PLANET

Our **purpose-led innovative approach, including our DEI goals, is integrated within our business strategy.** We prioritize where we can have **greater impact** and focus on long-term **more sustainable outcomes**

ENVIRONMENTAL

REDUCING ENVIRONMENTAL IMPACT & SOURCING SUSTAINABLY

SOCIAL

PROMOTING RIGHTS, COMMUNITIES & WELL-BEING

INGREDIENTS	CLIMATE	PACKAGING	SOCIAL IMPACT	DIVERSITY, EQUITY & INCLUSION	CONSUMER WELL-BEING	EMPLOYEE WELL-BEING
Signature sourcing programs: **Cocoa Life, Harmony Wheat** and **sustainable Palm Oil** building **resilient landscapes** & **supply chains**	**Combat climate change** through end-to-end approach to our goal to reach **net zero emissions across scopes 1, 2 and 3 by 2050**	**Strive for net zero waste packaging** through less and better packaging and improved systems aiming for a circular pack economy	**Promote human rights** across our value chain and **enable empowered communities**	**Champion diversity, equity & inclusion** for our **Colleagues, Culture** & **Communities**	**Empower consumers** with contemporary **Well-being options and choices, mindful snacking habits and portion control**	**Build a culture** which **enhances** the **safety, physical** & **mental well-being** of our **colleagues**

GOVERNANCE: PROMOTING ACCOUNTABILITY, STRONG BOARD OVERSIGHT, TRANSPARENCY, STAKEHOLDER ENGAGEMENT, ALIGNED INCENTIVES

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☒ PROPOSAL 4: PROPOSAL ON RACIAL EQUITY AUDIT

2021 SUSTAINABILITY PERFORMANCE DASHBOARD

Building on our strong 2020 results, **we continued to make good progress on our sustainability goals in 2021** as we work toward our 2025 goals and develop plans and goals for 2030

			2021 Actual	2025 Target
Environmental Impact	• CO_{2e} Emissions	Reduction in end-to-end CO_2e emissions	In process[1]	-10% in end-to-end CO2e emissions vs 2018
	• Waste	Reduction in food waste in internal manufacturing	-28%	-15% vs 2018
	• Water	Reduction in absolute water usage in priority sites	-6.4%	-10% vs 2018
Net Zero Packaging Waste	• Packaging	Packaging designed to be recyclable	95%	• 100% packaging designed to be recyclable
			In process	• -5% virgin plastic vs 2020 • -25% rigid virgin plastic vs 2020 • 5% recycled content
Sustainable Ingredients	• Cocoa	Cocoa volume for chocolate brands sourced through Cocoa Life	75%[2]	100%
	• Palm Oil	Maintain 100% RSPO certification	100%	Maintain 100% Palm Oil volume RSPO certified
Social Sustainability	• Human Rights	Child Labor Monitoring & Remediation Systems (CLMRS) coverage in Cocoa Life communities in West Africa	61%	100%

1 Target of -10% includes all Scopes 1/2/3; we have reduced Scopes 1 & 2 by -23% in 2021 vs. 2018; we are in the process of incorporating and validating our Scope 3 interventions into our carbon model for future reporting.

2 +7pp vs 2020.

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☒ PROPOSAL 4: PROPOSAL ON RACIAL EQUITY AUDIT

COMPREHENSIVE PACKAGING STRATEGY TO ADDRESS SYSTEMIC CHALLENGES

MONDELĒZ INTERNATIONAL PACKAGING OVERVIEW

Our ambition is to reduce our overall packaging footprint, design our packaging to be recyclable and support the development of infrastructure to physically recycle our packaging. Many of our snacks use lightweight protective plastic packaging. This results in us using 60% less packaging per point of revenue than our peer average.[1] It also brings benefits such as helping reduce transportation emissions and prolonging food shelf-life.

MONDELĒZ INTERNATIONAL GLOBAL SUSTAINABLE PACKAGING STRATEGY


LESS PACKAGING
REDUCE
REUSE
RECYCLABLE
SUBSTITUTE
EPR ADVOCACY
COLLECT + RECYCLE
LIGHT & RIGHT
IMPROVED SYSTEMS
BETTER PACKAGING

WORKING WITH INDUSTRY PARTNERS TO DRIVE SYSTEMIC CHANGE

Industry-wide collaboration is needed to achieve scalable impact. We work with multiple partners to identify solutions, and advocate for complete infrastructure development.

PARTNERSHIP EXAMPLES

The Recycling Partnership — Solving for Circularity

- Working together with **The Recycling Partnership** (TRP) to help communities improve recycling practices
- Supporter of **TRP's Inclusion Fund** to help provide people of color equal access to recycling by researching potential barriers and solutions, and providing recycling infrastructure and education resources

Ellen MacArthur Foundation; The Consumer Goods Forum

- **US and Canadian Plastics Pact founding members** Establishing new goals, driving innovation and industry partnerships, advocating for infrastructure establishment and inclusion of flexibles

AMERIPEN; europen; CEFLEX; Circulate Capital

- Joined with focus on **proactive engagement in public policy on infrastructure development in US** Development of legislative solutions; industry coalition advocating for legislative change

1 Source: EMF Global Commitment 2021 report, 2020 data metric tons plastic, public data on 2020 revenue. Peer 2018 EMF large FMCG founding members.

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���� PROPOSAL 4: PROPOSAL ON RACiAL EQUiTY AUDiT DEEP CORPORATE AND BRAND PARTNERSHIPS AND ALLIANCES Actively engaged with leading organizations; third-party recognition for diversity and inclusion, transparency and accountability 2021 CPA-ZICKLIN TRENDSETTER 16

☒ PROPOSAL 5: PROPOSAL REQUIRING INDEPENDENT CHAIR OF THE BOARD

STRONG INDEPENDENT LEAD DIRECTOR WITH ROBUST RESPONSIBILITIES



Patrick T. Siewert
Independent Lead Director (following the 2022 AGM)
Managing Director & Partner, The Carlyle Group
Director Since 2012

Maintaining flexibility in Board leadership structure is in the best interest of shareholders

- ✓ By-Laws provide necessary flexibility for Board to make thoughtful decisions about appropriate leadership structure
- ✓ Robust Lead Director role with substantive leadership responsibilities
- ✓ Corporate governance structures and processes consistent with best practices that promote effective oversight and accountability
- ✓ Continued strong performance under existing leadership structure

As part of our thoughtful succession process, the Board voted to appoint Patrick Siewert as Independent Lead Director following the Annual Meeting

Lead Director's significant authority and responsibilities protect shareholder interests by promoting strong management oversight and accountability

- ✓ Serves as a liaison between the independent directors and the Chairman and CEO
- ✓ Seeks input from independent directors and advises Chairman and CEO on schedule, agenda topics and content of related briefing materials for Board meetings
- ✓ Reviews and approves meeting agendas and content of Board briefing materials
- ✓ Reviews and approves allocation of time between Board and committee meetings
- ✓ Presides at Board meetings at which the Chairman and CEO is not present, including executive sessions of the independent directors
- ✓ Calls meetings of the independent directors or of the Board as needed
- ✓ Facilitates effective communication and interaction between the Board and management
- ✓ Serves as an *ex officio* non-voting member of all Board committees
- ✓ Provides input into the design of the annual Board, committee and director self-evaluation process
- ✓ Works with the Governance Committee to develop recommendations for committee structure, membership, rotations and chairs
- ✓ Available for consultation and direct communication with our major shareholders
- ✓ Performs such other duties as the Board may delegate from time to time

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WE REQUEST YOUR CONTINUED SUPPORT The Board values the trust that you place in us when you invest in Mondelēz International and we are committed to delivering on your expectations. We encourage you to vote with us at the 2022 Annual Meeting ELECTION OF DIRECTOR NOMINEES – RECOMMEND FOR ü Our Board’s extensive and diverse experience enables robust, independent oversight ü Demonstrated commitment to refreshment ensures our Board is equipped to create long-term value SAY ON PAY – RECOMMEND FOR ü Our compensation structure is closely aligned with our strategy and reflects shareholder feedback ü Pay outcomes reward long-term value creation and progress against our KPIs SHAREHOLDER PROPOSAL – RECOMMEND AGAINST PROPOSAL ON RACIAL EQUITY AUDIT X Our Board and leadership are committed to advancing racial equality and diversity, equity and inclusion X Our existing actions to address racial equality and DEI internally and externally already fulfill the objectives of Z this proposal SHAREHOLDER PROPOSAL – RECOMMEND AGAINST PROPOSAL REQUIRING INDEPENDENT CHAIR X Current By-Laws provide flexibility for our Board to make thoughtful decisions about the appropriate leadership structure for the Company X Our Lead Director role is robust and includes substantive leadership responsibilities 18

GAAP TO NON-GAAP RECONCILIATION Net Revenues to Organic Net Revenue (in millions of U.S. dollars) (unaudited) For the Twelve Months Ended December 31 2019 2020 2021 3 Year CAGR Reported (GAAP) $ 25,868 $ 26,581 $ 28,720 Divestitures (55) - (35) Acquisitions (88) (445) (254) Currency 1,154 637 (462) Organic (Non-GAAP) $ 26,879 $ 26,773 $ 27,969 For the Twelve Months Ended December 31 2018 2019 2020 Reported (GAAP) $ 25,938 $ 25,868 $ 26,581 Divestitures (126) (55) - Organic (Non-GAAP) $ 25,812 $ 25,813 $ 26,581 % Change Reported (GAAP) (0.3)% 2.8% 8.0% 3.4 % Organic (Non-GAAP) 4.1% 3.7% 5.2% 4.3% 19 19

BUILDING A MORE SUSTAINABLE SNACKING COMPANY Strong Promoting DEI, Robust board Impactful DEI & financial oversight & sustainability rights, communities performance governance agenda & well-being practices 20